Exhibit 99.2

Supplemental Financial Information

First Quarter 2019

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2018.

2 of 16

Preface	PRIMERICA, INC. Financial Supplement

First Quarter 2019

This document is a financial supplement to our first quarter 2019 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, mark-to-market (MTM) investment adjustments, and the one-time transition impact of the Tax Cuts and Jobs Act of 2017 (Tax Reform).  We exclude realized investment gains/losses and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations.  We exclude the provisional one-time transition impact from Tax Reform recognized in the fourth quarter of 2017, as well as all adjustments recognized in 2018 to the provisional one-time transition impact, to present meaningful and useful period-over-period comparisons that could be distorted by this historically infrequent tax law change.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,287,955	$2,254,512	$2,239,045	$2,322,453	$2,422,734	$2,471,745
Securities held to maturity	737,150	796,450	843,810	891,860	970,390	1,036,110
Total investments and cash	3,025,105	3,050,962	3,082,855	3,214,313	3,393,124	3,507,855
Due from reinsurers	4,205,173	4,263,111	4,199,275	4,196,021	4,141,569	4,202,903
Deferred policy acquisition costs	1,951,892	1,998,985	2,053,445	2,107,814	2,133,920	2,181,741
Other assets	705,661	759,973	772,058	769,387	730,933	815,369
Separate account assets	2,572,872	2,419,707	2,389,007	2,419,997	2,195,501	2,368,760
Total assets	$12,460,704	$12,492,737	$12,496,640	$12,707,531	$12,595,047	$13,076,628

Liabilities:
Future policy benefits	$5,954,524	$6,004,101	$6,057,112	$6,132,750	$6,168,157	$6,240,864
Other policy liabilities	685,885	693,223	673,912	682,126	700,094	703,123
Income taxes	177,468	184,161	182,140	182,241	187,104	206,180
Other liabilities	451,398	506,535	495,242	511,623	486,772	562,225
Notes payable	373,288	373,381	373,474	373,567	373,661	373,755
Surplus note	736,381	795,697	843,073	891,139	969,685	1,035,421
Payable under securities lending	89,786	89,433	82,096	70,632	52,562	64,914
Separate account liabilities	2,572,872	2,419,707	2,389,007	2,419,997	2,195,501	2,368,760
Total liabilities	11,041,603	11,066,237	11,096,056	11,264,074	11,133,535	11,555,241

Stockholders’ equity:
Common stock ($0.01 par value) (1)	443	440	432	430	427	424
Paid-in capital	(0)	(0)	(0)	(0)	(0)	0
Retained earnings	1,375,090	1,416,564	1,409,104	1,452,841	1,489,520	1,506,944
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:	—	—	—	—	—	—
Net unrealized investment gains (losses) not other-than-temporarily impaired	39,686	14,039	1,493	(4,380)	(7,253)	29,022
Net unrealized investment losses other-than-temporarily impaired	(113)	(136)	(136)	(135)	(116)	(106)
Cumulative translation adjustment	3,995	(4,406)	(10,309)	(5,300)	(21,064)	(14,897)
Total stockholders’ equity	1,419,101	1,426,500	1,400,584	1,443,456	1,461,513	1,521,387
Total liabilities and stockholders' equity	$12,460,704	$12,492,737	$12,496,640	$12,707,531	$12,595,047	$13,076,628

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,379,528	$1,412,597	$1,399,227	$1,447,972	$1,468,882	$1,492,471
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	39,686	14,039	1,493	(4,380)	(7,253)	29,022
Net unrealized investment losses other-than-temporarily impaired	(113)	(136)	(136)	(135)	(116)	(106)
Total reconciling items	39,573	13,903	1,357	(4,515)	(7,370)	28,916
Total stockholders’ equity	$1,419,101	$1,426,500	$1,400,584	$1,443,456	$1,461,513	$1,521,387

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,233,482	$1,379,528	$1,412,597	$1,399,227	$1,447,972	$1,468,882
Net Income	168,443	65,714	86,699	85,139	86,541	79,166
Shareholder dividends	(9,020)	(11,278)	(11,086)	(10,920)	(10,856)	(14,628)
Retirement of shares and warrants	(17,318)	(51,563)	(87,448)	(34,508)	(43,338)	(60,288)
Net foreign currency translation adjustment	(497)	(8,402)	(5,903)	5,009	(15,765)	6,167
Other, net	4,437	38,598	4,367	4,024	4,328	13,171
Balance, end of period	$1,379,528	$1,412,597	$1,399,227	$1,447,972	$1,468,882	$1,492,471

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,900,122	$1,951,892	$1,998,985	$2,053,445	$2,107,814	$2,133,920
General expenses deferred	8,887	9,599	9,800	8,886	8,497	9,163
Commission costs deferred	99,411	104,314	103,192	100,890	96,697	98,196
Amortization of deferred policy acquisition costs	(56,304)	(60,165)	(53,847)	(59,534)	(66,184)	(64,628)
Foreign currency impact and other, net	(224)	(6,655)	(4,684)	4,127	(12,904)	5,091
Balance, end of period	$1,951,892	$1,998,985	$2,053,445	$2,107,814	$2,133,920	$2,181,741

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except per-share data)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	44,739,864	44,065,972	43,452,234	43,179,898	42,824,471	(1,915,393)	-4.3%

Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$13,452	20.5%
Less income attributable to unvested participating securities	(425)	(483)	(485)	(487)	(401)	24	5.6%
Net income used in computing basic EPS	$65,289	$86,216	$84,654	$86,054	$78,765	$13,475	20.6%
Basic earnings per share	$1.46	$1.96	$1.95	$1.99	$1.84	$0.38	26.0%

Adjusted net operating income	$66,215	$85,984	$84,489	$87,641	$75,303	$9,088	13.7%
Less operating income attributable to unvested participating securities	(428)	(479)	(482)	(493)	(381)	47	10.9%
Adjusted net operating income used in computing basic operating EPS	$65,787	$85,506	$84,008	$87,147	$74,922	$9,135	13.9%
Basic adjusted operating income per share	$1.47	$1.94	$1.93	$2.02	$1.75	$0.28	19.0%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	44,739,864	44,065,972	43,452,234	43,179,898	42,824,471	(1,915,393)	-4.3%
Dilutive impact of contingently issuable shares	115,421	140,567	136,628	131,384	118,014	2,593	2.2%
Shares used to calculate diluted EPS	44,855,285	44,206,539	43,588,862	43,311,282	42,942,485	(1,912,800)	-4.3%

Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$13,452	20.5%
Less income attributable to unvested participating securities	(424)	(481)	(484)	(486)	(400)	24	5.6%
Net income used in computing diluted EPS	$65,290	$86,217	$84,655	$86,055	$78,766	$13,475	20.6%
Diluted earnings per share	$1.46	$1.95	$1.94	$1.99	$1.83	$0.38	26.0%

Adjusted net operating income	$66,215	$85,984	$84,489	$87,641	$75,303	$9,088	13.7%
Less operating income attributable to unvested participating securities	(427)	(478)	(480)	(492)	(381)	47	10.9%
Adjusted net operating income used in computing diluted operating EPS	$65,788	$85,507	$84,009	$87,149	$74,923	$9,134	13.9%
Diluted adjusted operating income per share	$1.47	$1.93	$1.93	$2.01	$1.74	$0.28	19.0%

											YOY Q1
	Q1 2018		Q2 2018		Q3 2018		Q4 2018		Q1 2019		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,422,801		$1,413,542		$1,422,020		$1,452,485		$1,491,450		$68,649		4.8%
Average adjusted stockholders' equity	$1,396,063		$1,405,912		$1,423,599		$1,458,427		$1,480,676		$84,613		6.1%

Net income return on stockholders' equity	18.5%		24.5%		23.9%		23.8%		21.2%		2.8%		nm
Net income return on adjusted stockholders' equity	18.8%		24.7%		23.9%		23.7%		21.4%		2.6%		nm

Adjusted net operating income return on adjusted stockholders' equity	19.0%		24.5%		23.7%		24.0%		20.3%		1.4%		nm

Capital Structure
Debt-to-capital (1)	20.7%		21.1%		20.6%		20.4%		19.7%		-1.0%		nm

Cash and invested assets to stockholders' equity	2.1	x	2.2	x	2.2	x	2.3	x	2.3	x	0.2	x	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.2	x	2.2	x	2.3	x	2.4	x	0.2	x	nm

Share count, end of period (2)	43,953,046		43,168,005		42,976,742		42,694,258		42,398,643		(1,554,403)		-3.5%
Adjusted stockholders' equity per share	$32.14		$32.41		$33.69		$34.40		$35.20		$3.06		9.5%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A1		A1		A1		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		nm		nm
A.M. Best	A+		A+		A+		A+		A+		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa1		Baa1		Baa1		nm		nm
S&P	A-		A-		A-		A-		A-		nm		nm
A.M. Best	a-		a-		a-		a-		a-		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$656,087	$667,191	$670,222	$673,605	$677,286	$21,199	3.2%
Ceded premiums	(394,249)	(403,449)	(391,175)	(392,290)	(389,795)	4,454	1.1%
Net premiums	261,838	263,741	279,047	281,314	287,491	25,653	9.8%
Net investment income	19,017	20,030	20,622	21,760	24,111	5,094	26.8%
Commissions and fees:
Sales-based (1)	64,461	64,307	64,181	67,041	66,997	2,536	3.9%
Asset-based (2)	74,649	75,672	78,318	75,012	73,639	(1,010)	-1.4%
Account-based (3)	20,595	20,438	20,306	20,463	19,613	(982)	-4.8%
Other commissions and fees	7,122	7,523	8,074	9,444	7,066	(55)	-0.8%
Realized investment (losses) gains	(1,656)	1,313	(126)	(1,651)	2,847	4,504	nm
Other, net	13,897	14,790	14,359	13,940	13,223	(674)	-4.8%
Total revenues	459,923	467,814	484,781	487,324	494,988	35,065	7.6%
Benefits and expenses:
Benefits and claims	116,890	105,069	118,787	116,837	122,284	5,394	4.6%
Amortization of DAC	60,165	53,847	59,534	66,184	64,628	4,464	7.4%
Insurance commissions	5,877	6,417	6,584	5,612	5,619	(258)	-4.4%
Insurance expenses	41,109	43,451	41,925	41,671	43,402	2,294	5.6%
Sales commissions:
Sales-based (1)	46,259	45,905	45,634	47,424	47,831	1,572	3.4%
Asset-based (2)	32,484	33,350	34,813	33,297	32,343	(141)	-0.4%
Other sales commissions	3,777	3,700	4,141	4,602	3,626	(151)	-4.0%
Interest expense	7,173	7,229	7,216	7,192	7,180	7	0.1%
Other operating expenses	63,228	55,083	54,712	56,584	65,706	2,478	3.9%
Total benefits and expenses	376,961	354,050	373,346	379,403	392,619	15,658	4.2%
Income before income taxes	82,962	113,764	111,435	107,922	102,368	19,407	23.4%
Income taxes	17,248	27,065	26,296	21,380	23,203	5,955	34.5%
Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$13,452	20.5%

Income Before Income Taxes by Segment
Term Life	$59,621	$75,827	$74,338	$72,117	$70,339	$10,718	18.0%
Investment & Savings Products	39,985	43,228	45,052	45,647	42,684	2,699	6.7%
Corporate & Other Distributed Products	(16,644)	(5,291)	(7,954)	(9,842)	(10,654)	5,990	36.0%
Income before income taxes	$82,962	$113,764	$111,435	$107,922	$102,368	$19,407	23.4%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.

6 of 16

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$21,389	3.3%
Less: Premiums ceded to IPO Coinsurers	294,301	290,956	284,742	281,265	276,150	(18,150)	-6.2%
Term Life adjusted direct premiums	$355,065	$369,548	$378,441	$386,511	$394,605	$39,539	11.1%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(392,561)	$(401,686)	$(389,332)	$(390,173)	$(388,100)	$4,461	1.1%
Less: Premiums ceded to IPO Coinsurers	(294,301)	(290,956)	(284,742)	(281,265)	(276,150)	18,150	6.2%
Term Life other ceded premiums	$(98,260)	$(110,730)	$(104,590)	$(108,908)	$(111,950)	$(13,690)	-13.9%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$19,017	$20,030	$20,622	$21,760	$24,111	$5,094	26.8%
Less: MTM investment adjustments	(1,288)	(375)	(297)	280	2,147	nm	nm
Adjusted net investment income	$20,305	$20,405	$20,920	$21,480	$21,964	$1,660	8.2%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$459,923	$467,814	$484,781	$487,324	$494,988	$35,065	7.6%
Less: Realized investment gains/(losses)	(1,656)	1,313	(126)	(1,651)	2,847	nm	nm
Less: MTM investment adjustments	(1,288)	(375)	(297)	280	2,147	nm	nm
Adjusted operating revenues	$462,866	$466,877	$485,205	$488,695	$489,993	$27,127	5.9%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$82,962	$113,764	$111,435	$107,922	$102,368	$19,407	23.4%
Less: Realized investment gains/(losses)	(1,656)	1,313	(126)	(1,651)	2,847	nm	nm
Less: MTM investment adjustments	(1,288)	(375)	(297)	280	2,147	nm	nm
Adjusted operating income before income taxes	$85,906	$112,827	$111,859	$109,293	$97,374	$11,468	13.4%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$13,452	20.5%
Less: Income before income taxes reconciling items	(2,944)	937	(424)	(1,371)	4,994	nm	nm
Less: Tax impact of income before income taxes reconciling items	675	(223)	104	272	(1,132)	nm	nm
Less: Transition impact of tax reform (1)	1,768	—	970	—	—	nm	nm
Adjusted net operating income	$66,215	$85,984	$84,489	$87,641	$75,303	$9,088	13.7%

(1)

Represents the transition effect of revaluing deferred tax assets and liabilities to a 21% tax rate and the inclusion of tax on mandatory deemed repatriated foreign earnings due to the enactment of Tax Reform, which was signed into law on December 22, 2017.  Amounts recognized in 2018 represent adjustments to the provisional amounts estimated as of December 31, 2017.

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Segment Operating Results	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$21,389	3.3%
Premiums ceded to IPO coinsurers (1)	(294,301)	(290,956)	(284,742)	(281,265)	(276,150)	18,150	6.2%
Adjusted direct premiums (2)	355,065	369,548	378,441	386,511	394,605	39,539	11.1%
Other ceded premiums (3)	(98,260)	(110,730)	(104,590)	(108,908)	(111,950)	(13,690)	-13.9%
Net premiums	256,805	258,818	273,851	277,603	282,655	25,850	10.1%
Allocated net investment income	3,089	3,246	3,506	3,907	4,444	1,355	43.9%
Other, net	10,415	10,913	10,615	10,431	9,744	(671)	-6.4%
Revenues	270,309	272,978	287,972	291,941	296,843	26,534	9.8%

Benefits and expenses:
Benefits and claims	112,831	101,755	113,988	113,201	118,443	5,611	5.0%
Amortization of DAC	56,673	51,257	56,904	63,779	64,066	7,393	13.0%
Insurance commissions	2,228	2,856	2,936	2,244	2,163	(64)	-2.9%
Insurance expenses	38,956	41,282	39,807	40,600	41,832	2,876	7.4%
Benefits and expenses	210,688	197,150	213,635	219,824	226,504	15,816	7.5%
Income before income taxes	$59,621	$75,827	$74,338	$72,117	$70,339	$10,718	18.0%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$64,461	$64,307	$64,181	$67,041	$66,997	$2,536	3.9%
Asset-based	74,649	75,672	78,318	75,012	73,639	(1,010)	-1.4%
Account-based	20,595	20,438	20,306	20,463	19,613	(982)	-4.8%
Other, net	2,336	2,424	2,464	2,408	2,423	86	3.7%
Revenues	162,042	162,841	165,269	164,924	162,671	630	0.4%

Benefits and expenses:
Amortization of DAC	3,442	2,080	2,349	1,896	477	(2,964)	-86.1%
Insurance commissions	3,199	3,132	3,193	3,042	3,025	(175)	-5.5%
Sales commissions:
Sales-based	46,259	45,905	45,634	47,424	47,831	1,572	3.4%
Asset-based	32,484	33,350	34,813	33,297	32,343	(141)	-0.4%
Other operating expenses	36,673	35,147	34,228	33,619	36,312	(361)	-1.0%
Benefits and expenses	122,057	119,613	120,217	119,277	119,988	(2,069)	-1.7%
Income before income taxes	$39,985	$43,228	$45,052	$45,647	$42,684	$2,699	6.7%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$6,721	$6,686	$7,039	$5,829	$6,531	$(190)	-2.8%
Ceded premiums	(1,688)	(1,763)	(1,843)	(2,118)	(1,695)	(7)	-0.4%
Net premiums	5,033	4,923	5,195	3,711	4,836	(197)	-3.9%
Allocated net investment income	17,216	17,159	17,413	17,574	17,521	305	1.8%
Commissions and fees:
Prepaid Legal Services	3,669	3,607	4,431	4,586	3,737	67	1.8%
Auto and Homeowners Insurance	1,347	1,800	1,516	2,386	1,500	154	11.4%
Other sales commissions	2,106	2,116	2,127	2,472	1,829	(276)	-13.1%
Other, net	1,145	1,453	1,281	1,102	1,056	(89)	-7.8%
Adjusted operating revenues	30,516	31,058	31,964	31,831	30,479	(37)	-0.1%

Benefits and expenses:
Benefits and claims	4,059	3,314	4,799	3,636	3,842	(217)	-5.4%
Amortization of DAC	50	510	282	509	85	35	70.3%
Insurance commissions	450	428	455	326	431	(20)	-4.4%
Insurance expenses	2,153	2,169	2,118	1,071	1,570	(582)	-27.1%
Sales commissions	3,777	3,700	4,141	4,602	3,626	(151)	-4.0%
Interest expense	7,173	7,229	7,216	7,192	7,180	7	0.1%
Other operating expenses	26,554	19,936	20,484	22,965	29,394	2,840	10.7%
Benefits and expenses	44,216	37,287	39,495	40,301	46,127	1,911	4.3%
Adjusted operating income before income taxes	$(13,700)	$(6,228)	$(7,531)	$(8,471)	$(15,648)	$(1,948)	-14.2%

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$21,389	3.3%
Premiums ceded to IPO coinsurers (1)	(294,301)	(290,956)	(284,742)	(281,265)	(276,150)	18,150	6.2%
Adjusted direct premiums (2)	355,065	369,548	378,441	386,511	394,605	39,539	11.1%
Other ceded premiums (3)	(98,260)	(110,730)	(104,590)	(108,908)	(111,950)	(13,690)	-13.9%
Net premiums	256,805	258,818	273,851	277,603	282,655	25,850	10.1%
Allocated net investment income	3,089	3,246	3,506	3,907	4,444	1,355	43.9%
Other, net	10,415	10,913	10,615	10,431	9,744	(671)	-6.4%
Revenues	270,309	272,978	287,972	291,941	296,843	26,534	9.8%

Benefits and expenses:
Benefits and claims	112,831	101,755	113,988	113,201	118,443	5,611	5.0%
Amortization of DAC	56,673	51,257	56,904	63,779	64,066	7,393	13.0%
Insurance commissions	2,228	2,856	2,936	2,244	2,163	(64)	-2.9%
Insurance expenses	38,956	41,282	39,807	40,600	41,832	2,876	7.4%
Benefits and expenses	210,688	197,150	213,635	219,824	226,504	15,816	7.5%
Income before income taxes	$59,621	$75,827	$74,338	$72,117	$70,339	$10,718	18.0%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$267,615	$280,209	$287,554	$294,006	$300,708	$33,093	12.4%
Legacy direct premiums (5)	381,751	380,295	375,629	373,770	370,047	(11,704)	-3.1%
Total direct premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$21,389	3.3%

Premiums ceded to IPO coinsurers	$294,301	$290,956	$284,742	$281,265	$276,150	$(18,150)	-6.2%
% of Legacy direct premiums	77.1%	76.5%	75.8%	75.3%	74.6%	nm	nm

Benefits and claims, net (6)	$211,091	$212,485	$218,577	$222,109	$230,392	$19,301	9.1%
% of adjusted direct premiums	59.5%	57.5%	57.8%	57.5%	58.4%	nm	nm

DAC amortization & insurance commissions	$58,901	$54,113	$59,839	$66,023	$66,229	$7,329	12.4%
% of adjusted direct premiums	16.6%	14.6%	15.8%	17.1%	16.8%	nm	nm

Insurance expenses, net (7)	$28,541	$30,369	$29,193	$30,169	$32,088	$3,547	12.4%
% of adjusted direct premiums	8.0%	8.2%	7.7%	7.8%	8.1%	nm	nm

Total Term Life income before income taxes	$59,621	$75,827	$74,338	$72,117	$70,339	$10,718	18.0%
Term Life operating margin (8)	16.8%	20.5%	19.6%	18.7%	17.8%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	126,121	127,182	130,156	130,658	130,736	4,615	3.7%
New life-licensed representatives	11,730	13,544	11,715	11,052	10,065	(1,665)	-14.2%
Non-renewal and terminated representatives	(10,669)	(10,570)	(11,213)	(10,974)	(10,980)	(311)	-2.9%
Life-insurance licensed sales force, end of period	127,182	130,156	130,658	130,736	129,821	2,639	2.1%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$60.4	$71.1	$64.6	$62.4	$56.1	$(4.3)	-7.1%
Additions and increases in premium	16.9	18.7	18.4	19.1	18.4	1.5	8.6%
Total estimated annualized issued term life premium	$77.3	$89.8	$82.9	$81.4	$74.5	$(2.8)	-3.7%

Issued term life policies	70,821	83,754	74,892	72,122	64,242	(6,579)	-9.3%
Estimated average annualized issued term life premium per policy (1)(2)	$853	$849	$862	$865	$874	$20	2.4%

Term life face amount in-force, beginning of period ($mills)	$763,831	$765,732	$773,604	$781,276	$781,041	$17,210	2.3%
Issued term life face amount (3)	22,258	26,001	23,728	23,222	20,925	(1,333)	-6.0%
Terminated term life face amount	(17,788)	(16,341)	(17,638)	(18,525)	(18,383)	(595)	-3.3%
Foreign currency impact, net	(2,570)	(1,788)	1,582	(4,932)	1,969	4,539	nm
Term life face amount in-force, end of period	$765,732	$773,604	$781,276	$781,041	$785,552	$19,820	2.6%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$64,461	$64,307	$64,181	$67,041	$66,997	$2,536	3.9%
Asset-based	74,649	75,672	78,318	75,012	73,639	(1,010)	-1.4%
Account-based	20,595	20,438	20,306	20,463	19,613	(982)	-4.8%
Other, net	2,336	2,424	2,464	2,408	2,423	86	3.7%
Revenues	162,042	162,841	165,269	164,924	162,671	630	0.4%

Benefits and expenses:
Amortization of DAC	3,442	2,080	2,349	1,896	477	(2,964)	-86.1%
Insurance commissions	3,199	3,132	3,193	3,042	3,025	(175)	-5.5%
Sales commissions:
Sales-based	46,259	45,905	45,634	47,424	47,831	1,572	3.4%
Asset-based	32,484	33,350	34,813	33,297	32,343	(141)	-0.4%
Other operating expenses	36,673	35,147	34,228	33,619	36,312	(361)	-1.0%
Benefits and expenses	122,057	119,613	120,217	119,277	119,988	(2,069)	-1.7%
Income before income taxes	$39,985	$43,228	$45,052	$45,647	$42,684	$2,699	6.7%

Financial Analysis

Fees paid based on client asset values (1)	$5,690	$5,833	$6,037	$5,962	$5,898	$208	3.7%
Fees paid based on fee-generating positions (2)	12,495	10,854	10,223	10,219	11,159	(1,336)	-10.7%
Other operating expenses	18,488	18,460	17,968	17,437	19,254	766	4.1%
Total other operating expenses	$36,673	$35,147	$34,228	$33,619	$36,312	$(361)	-1.0%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.24%	1.27%	1.26%	1.35%	1.33%	nm	nm
Canada	1.05%	0.95%	0.90%	0.90%	1.00%	nm	nm
Total	1.20%	1.22%	1.21%	1.29%	1.28%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.037%	0.037%	0.037%	0.036%	nm	nm
Canada	0.111%	0.123%	0.121%	0.122%	0.136%	nm	nm
Total	0.048%	0.051%	0.050%	0.051%	0.052%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.90	$3.49	$3.70	$3.80	$3.20	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$792.4	$800.6	$763.3	$767.8	$710.2	$(82.2)	-10.4%
Canada Retail Mutual Funds	276.2	199.2	181.7	182.6	244.1	(32.1)	-11.6%
Indexed Annuities	67.5	71.9	78.8	88.2	81.0	13.4	19.9%
Variable Annuities and other	376.1	432.2	504.5	476.8	465.8	89.8	23.9%
Total sales-based revenue generating product sales	1,512.2	1,504.0	1,528.3	1,515.3	1,501.1	(11.1)	-0.7%
Managed Accounts	188.8	204.3	190.5	169.4	161.6	(27.2)	-14.4%
Segregated Funds and other	82.0	50.6	43.7	50.9	94.3	12.3	14.9%
Total product sales	$1,783.0	$1,758.9	$1,762.4	$1,735.7	$1,757.0	$(26.0)	-1.5%

Canada Retail Mutual Funds	$276.2	$199.2	$181.7	$182.6	$244.1	$(32.1)	-11.6%
Segregated Funds and other	82.0	50.6	43.7	50.9	94.3	12.3	14.9%
Total Canada product sales	358.2	249.8	225.4	233.6	338.4	(19.8)	-5.5%
Total U.S. product sales	1,424.8	1,509.1	1,537.1	1,502.1	1,418.6	(6.2)	-0.4%
Total product sales	$1,783.0	$1,758.9	$1,762.4	$1,735.7	$1,757.0	$(26.0)	-1.5%

Client asset values, beginning of period ($mills)	$61,167	$60,821	$61,777	$64,234	$57,704	$(3,463)	-5.7%
Inflows	1,783	1,759	1,762	1,736	1,757	(26)	-1.5%
Outflows (1)	(1,571)	(1,498)	(1,499)	(1,376)	(1,530)	41	2.6%
Net flows	212	261	264	360	227	15	7.1%
Foreign currency impact, net	(283)	(195)	174	(543)	201	484	nm
Change in market value, net and other (2)	(276)	891	2,019	(6,346)	5,470	5,746	nm
Client asset values, end of period	$60,821	$61,777	$64,234	$57,704	$63,602	$2,781	4.6%
Annualized net flows as % of beginning of period asset values	1.4%	1.7%	1.7%	2.2%	1.6%	0.2%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$30,674	$30,348	$31,439	$30,156	$30,266	$(408)	-1.3%
Canada Retail Mutual Funds	7,508	7,444	7,610	7,252	7,390	(118)	-1.6%
Managed Accounts	2,739	2,930	3,179	3,189	3,241	503	18.4%
Indexed Annuities	1,939	1,997	2,049	2,117	2,182	243	12.5%
Variable Annuities and other	16,333	16,176	16,669	15,982	16,057	(276)	-1.7%
Segregated Funds	2,510	2,402	2,417	2,311	2,314	(196)	-7.8%
Total	$61,704	$61,297	$63,363	$61,006	$61,451	$(252)	-0.4%

Canada Retail Mutual Funds	$7,508	$7,444	$7,610	$7,252	$7,390	$(118)	-1.6%
Segregated Funds	2,510	2,402	2,417	2,311	2,314	(196)	-7.8%
Total Canada average client assets	10,018	9,846	10,027	9,562	9,704	(315)	-3.1%
Total U.S. average client assets	51,685	51,451	53,336	51,444	51,747	62	0.1%
Total average client assets	$61,704	$61,297	$63,363	$61,006	$61,451	$(252)	-0.4%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,130	2,086	2,066	2,042	1,998	(132)	-6.2%
Recordkeeping only	665	660	657	652	641	(24)	-3.7%
Total	2,795	2,746	2,723	2,694	2,639	(156)	-5.6%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended March 31, 2019
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$287,856	$287,856	$-	11.8%	12.0%

Fixed Income:
Treasury	28,798	28,275	523	1.2%	1.2%	2.33%	AAA
Government	200,498	193,862	6,637	8.2%	8.1%	3.33%	AA-
Tax-Exempt Municipal	15,063	14,426	637	0.6%	0.6%	3.68%	AA-
Corporate	1,332,164	1,310,476	21,688	54.6%	54.5%	3.94%	BBB+
Mortgage-Backed	203,246	200,105	3,141	8.3%	8.3%	3.52%	AAA
Asset-Backed	74,633	74,362	271	3.1%	3.1%	3.29%	AA
CMBS	131,346	129,679	1,667	5.4%	5.4%	3.98%	AAA
Private	126,390	124,049	2,341	5.2%	5.2%	4.74%	BBB
Redeemable Preferred	3,119	2,947	172	0.1%	0.1%	5.79%	BBB
Total Fixed Income	2,115,258	2,078,180	37,078	86.7%	86.5%	3.85%	A

Equities:
Perpetual Preferred	12,850	12,850	-	0.5%	0.5%
Common Stock	18,158	18,158	0	0.7%	0.8%
Mutual Fund	6,840	6,840	0	0.3%	0.3%
Other	-	-	-	0.0%	0.0%
Total Equities	37,848	37,848	0	1.6%	1.6%

Total Invested Assets	$2,440,962	$2,403,884	$37,078	100.0%	100.0%

Corporate Portfolio by Sector

Banking	$178,043	$176,093	$1,950	13.4%	13.4%
Consumer Non Cyclical	167,753	165,140	2,613	12.6%	12.6%
Reits	128,882	126,727	2,155	9.7%	9.7%
Energy	118,439	115,921	2,518	8.9%	8.8%
Technology	106,781	105,039	1,742	8.0%	8.0%
Insurance	106,637	104,553	2,084	8.0%	8.0%
Communications	89,058	87,175	1,883	6.7%	6.7%
Capital Goods	88,044	87,603	441	6.6%	6.7%
Consumer Cyclical	84,376	82,494	1,882	6.3%	6.3%
Basic Industry	66,784	65,425	1,359	5.0%	5.0%
Electric	65,142	63,926	1,216	4.9%	4.9%
Transportation	59,506	59,206	300	4.5%	4.5%
Brokerage	36,105	35,143	962	2.7%	2.7%
Finance Companies	15,833	15,626	206	1.2%	1.2%
Industrial Other	11,592	11,383	209	0.9%	0.9%
Natural Gas	5,609	5,495	114	0.4%	0.4%
Financial Other	2,560	2,529	31	0.2%	0.2%
Utility Other	1,020	998	23	0.1%	0.1%
Total Corporate portfolio	$1,332,164	$1,310,476	$21,688	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$256,976	$255,543	$1,433	12.1%	12.3%	4.34%
1-2 Yrs.	247,775	245,868	1,908	11.7%	11.8%	3.63%
2-5 Yrs.	883,949	867,659	16,290	41.8%	41.8%	3.69%
5-10 Yrs.	658,006	646,136	11,870	31.1%	31.1%	3.89%
> 10 Yrs.	68,552	62,974	5,577	3.2%	3.0%	4.40%
Total Fixed Income	$2,115,258	$2,078,180	$37,078	100.0%	100.0%	3.85%

Duration

Fixed Income portfolio duration	3.6	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of March 31, 2019	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$443,886	21.4%
AA	226,866	10.9%
A	475,137	22.9%
BBB	868,985	41.8%
Below Investment Grade	60,228	2.9%
NA	3,078	0.1%
Total Fixed Income	$2,078,180	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$12,449	0.9%	AAA	$-	—
AA	102,646	7.8%	AA	997	0.8%
A	398,284	30.4%	A	9,641	7.8%
BBB	739,755	56.4%	BBB	111,741	90.1%
Below Investment Grade	56,392	4.3%	Below Investment Grade	1,671	1.3%
NA	950	0.1%	NA	-	—
Total Corporate	$1,310,476	100.0%	Total Private	$124,049	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$121,930	94.0%	AAA	$194,375	97.1%
AA	-	—	AA	2,751	1.4%
A	6,921	5.3%	A	2,619	1.3%
BBB	141	0.1%	BBB	249	0.1%
Below Investment Grade	688	0.5%	Below Investment Grade	59	0.0%
NA	-	—	NA	52	0.0%
Total CMBS	$129,679	100.0%	Total Mortgage-Backed	$200,105	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$46,451	62.5%	AAA	$67,241	30.3%
AA	5,705	7.7%	AA	107,268	48.3%
A	18,904	25.4%	A	36,797	16.6%
BBB	1,077	1.4%	BBB	9,562	4.3%
Below Investment Grade	149	0.2%	Below Investment Grade	1,270	0.6%
NA	2,076	2.8%	NA	0	0.0%
Total Asset-Backed	$74,362	100.0%	Total Treasury & Government	$222,137	100.0%

NAIC Designations

1	$952,928	54.1%
2	755,987	42.7%
3	46,937	2.7%
4	9,451	0.5%
5	-	—
6	3	0.0%	`
U.S. Insurer Fixed Income (2)	1,765,306	100.0%
Other (3)	350,722
Cash and cash equivalents	287,856
Total Invested Assets	$2,403,884

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,289	$19,743	$20,142	$20,183	$20,333	$1,044	5.4%
Fixed-maturity securities (held-to-maturity)	8,373	9,052	9,592	10,467	10,674	2,301	27.5%
Equity Securities	513	466	482	495	487	(26)	-5.1%
Deposit asset underlying 10% reinsurance treaty	1,181	1,270	1,392	1,480	1,755	574	48.6%
Deposit asset - Mark to Market	(1,288)	(375)	(297)	280	2,147	3,435	n/m
Policy loans and other invested assets	411	390	391	478	467	56	13.6%
Cash & cash equivalents	586	641	664	1,030	1,056	470	n/m
Total investment income	29,065	31,187	32,366	34,413	36,919	7,854	27.0%
Investment expenses	1,675	2,105	2,152	2,186	2,134	459	27.4%
Interest Expense on Surplus Note	8,373	9,052	9,592	10,467	10,674	2,301	27.5%
Net investment income	$19,017	$20,030	$20,622	$21,760	$24,111	$5,094	26.8%
Fixed income book yield, end of period	3.92%	3.91%	3.88%	3.89%	3.85%
New money yield	2.43%	3.16%	3.34%	2.81%	3.56%

						YOY Q1
	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	19.8%	20.9%	22.0%	21.2%	21.4%	1.6%
AA	8.6%	9.8%	10.6%	10.4%	10.9%	2.3%
A	23.4%	23.0%	22.2%	22.4%	22.9%	-0.6%
BBB	44.6%	43.0%	42.2%	42.9%	41.8%	-2.8%
Below Investment Grade	3.4%	3.1%	2.7%	2.8%	2.9%	-0.5%
NA	0.2%	0.2%	0.2%	0.2%	0.1%	-0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A	A	A	A	A

		As of March 31, 2019				As of March 31, 2019			As of March 31, 2019
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$23,954	$23,543	AAA	Canada	$65,611	$64,300	AAA	$3,253	$3,250
2	Comcast Corp	15,320	15,184	A-	Australia	47,899	46,891	AA	14,459	14,311
3	Province of Quebec Canada	13,486	12,510	AA-	United Kingdom	42,250	41,639	A	10,230	10,067
4	Wells Fargo & Co	12,433	12,380	A-	Germany	19,200	19,209	BBB	8,447	8,122
5	Bank of America Corp	11,938	11,845	A-	France	18,723	18,449	Below Investment Grade	1,280	1,270
6	Office Properties Income Trust	11,461	11,463	BBB-	Switzerland	14,334	14,234	NA	—	—
7	Province of Alberta Canada	11,386	11,079	A+	Ireland	12,872	12,549	Total	$37,670	$37,019
8	Apple Inc	10,682	10,616	AA+	Bermuda	12,351	12,134
9	American Express Co	10,649	10,676	BBB+	Cayman Islands	11,559	11,425
10	Province of Ontario Canada	10,642	10,240	A+	Netherlands	8,909	8,048	Non-Government Investments (1)
11	Province of British Columbia	10,482	10,275	AAA	Belgium	6,196	6,121
12	Morgan Stanley	9,553	9,410	A+	Norway	5,851	5,891	AAA	$4,358	$4,349
13	City of Toronto Canada	9,402	9,216	AA	Japan	5,608	5,449	AA	31,174	31,149
14	Province of Manitoba Canada	9,028	8,791	A+	Mexico	5,377	5,213	A	73,907	72,967
15	Honda Motor Co Ltd	8,709	8,558	A	Israel	5,353	5,264	BBB	177,733	173,147
16	Municipal Finance Authority of British Columbia	8,584	8,466	AAA	Emerging Markets (2)	12,616	12,427	Below Investment Grade	4,754	4,889
17	Enbridge Inc	8,405	8,205	BBB+	All Other	34,886	34,278	NA	—	—
18	Capital One Financial Corp	8,374	8,266	BBB	Total	$329,596	$323,520	Total	$291,926	$286,501
19	Cigna Corp	8,007	7,824	A-
20	City of Montreal Canada	7,892	7,388	AA-
21	JPMorgan Chase & Co	7,835	7,700	A-
22	American Airlines Group Inc	7,630	7,748	AA-
23	General Electric Co	7,349	7,697	BBB+
24	Hewlett Packard Enterprise Co	7,314	7,038	BBB
25	US Bancorp	7,297	7,212	A+
	Total	$257,812	$253,329

	% of total fixed income portfolio	10.6%	10.5%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2014	2015	2016	2017	2018	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019

Recruits	190,439	228,115	262,732	303,867	290,886	76,230	76,520	76,146	61,990	63,223

Life-insurance licensed sales force, beginning of period	95,566	98,358	106,710	116,827	126,121	126,121	127,182	130,156	130,658	130,736
New life-licensed representatives	33,832	39,632	44,724	48,535	48,041	11,730	13,544	11,715	11,052	10,065
Non-renewal and terminated representatives	(31,040)	(31,280)	(34,607)	(39,241)	(43,426)	(10,669)	(10,570)	(11,213)	(10,974)	(10,980)
Life-insurance licensed sales force, end of period	98,358	106,710	116,827	126,121	130,736	127,182	130,156	130,658	130,736	129,821

Issued term life policies	220,984	260,059	298,244	312,799	301,589	70,821	83,754	74,892	72,122	64,242

Issued term life face amount	$69,574	$79,111	$89,869	$95,635	$95,209	$22,258	$26,001	$23,728	$23,222	$20,925

Term life face amount in force, beginning of period	$674,868	$681,927	$693,194	$728,385	$763,831	$763,831	$765,732	$773,604	$781,276	$781,041
Issued term life face amount	69,574	79,111	89,869	95,635	95,209	22,258	26,001	23,728	23,222	20,925
Terminated term life face amount	(54,962)	(53,580)	(57,238)	(65,958)	(70,291)	(17,788)	(16,341)	(17,638)	(18,525)	(18,383)
Foreign currency impact, net	(7,553)	(14,263)	2,560	5,769	(7,708)	(2,570)	(1,788)	1,582	(4,932)	1,969
Term life face amount in force, end of period	$681,927	$693,194	$728,385	$763,831	$781,041	$765,732	$773,604	$781,276	$781,041	$785,552

Estimated annualized issued term life premium
Premium from new policies	$179.8	$212.4	$245.2	$263.1	$258.5	$60.4	$71.1	$64.6	$62.4	$56.1
Additions and increases in premium	51.6	54.9	60.4	65.5	73.0	16.9	18.7	18.4	19.1	18.4
Total estimated annualized issued term life premium	$231.4	$267.3	$305.7	$328.6	$331.5	$77.3	$89.8	$82.9	$81.4	$74.5

Investment & Savings product sales	$5,682.3	$5,856.8	$5,594.3	$6,192.2	$7,040.1	$1,783.0	$1,758.9	$1,762.4	$1,735.7	$1,757.0

Investment & Savings average client asset values	$46,936	$48,477	$49,427	$56,791	$61,842	$61,704	$61,297	$63,363	$61,006	$61,451

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